UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2014

Syntroleum Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34490	73-1565725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5416 South Yale Avenue, Suite 400

Tulsa, Oklahoma 74135

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (918)-592-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On June 3, 2014, Syntroleum Corporation (the “Company”) consummated the sale of substantially all of its assets (the “Asset Sale”) to REG Synthetic Fuels, LLC (“REG Synthetic”), a wholly-owned subsidiary of Renewable Energy Group, Inc. (“REG”), pursuant to the terms of that certain asset purchase agreement, dated as of December 17, 2013, by and among the Company, REG, and REG Synthetic.

Among the assets sold to REG Synthetic in the Asset Sale were all of the Company’s intellectual property and its 50% interest in Dynamic Fuels, LLC. As consideration for the Asset Sale, REG Synthetic assumed substantially all material liabilities of the Company and the Company received 3,493,613 shares of REG common stock, which number of shares was calculated in accordance with the provisions of the Asset Purchase Agreement and reflect the fact that the Company delivered no cash to REG or REG Synthetic at the closing of the Asset Sale.

Edward G. Roth, the Company’s former Chief Executive Officer, accepted employment with REG as of the closing of the Asset Sale.

A copy of the Asset Purchase Agreement is attached hereto as Exhibit 2.1. A copy of the Company’s press release, issued on June 3, 2014, regarding the closing of the Asset Sale and the Company’s intended delisting of its common stock from the NASDAQ Capital Market is attached hereto as Exhibit 99.1. Each of the foregoing exhibits is incorporated herein by reference. The description of the Asset Purchase Agreement contained in this Current Report on Form 8-K is qualified in its entirety by reference to the full text of the Asset Purchase Agreement.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Following the consummation of the Asset Sale, on June 3, 2014, the Company confirmed to NASDAQ its intent to voluntarily delist its common stock from the NASDAQ Capital Market effective on June 6, 2014, upon the filing of a Form 25 with the United States Securities and Exchange Commission. Trading in the Company’s common stock will cease as of 4PM Eastern Time on June 6, 2014 and the CUSIP for the Company’s common stock will be suspended at that time.

Following the consummation of the Asset Sale, the Company has no further ongoing business operations. The Company intends to file a Certificate of Dissolution with the Secretary of State of the State of Delaware on June 11, 2014 (the “Final Record Date”) and close its stock transfer books as of the close of business on the Final Record Date. Only holders of record of the Company’s common stock as of the close of business on the Final Record Date will be eligible to receive distributions of the Company’s assets, if any, in connection with the Company’s liquidation.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the Asset Sale, on June 3, 2014, Edward G. Roth’s employment with the Company terminated and Mr. Roth resigned from the Company’s board of directors.

Effective upon the consummation of the Asset Sale, on June 3, 2014, Karen L. Power, the Company’s Secretary and Principal Financial Officer was appointed to serve as the Company’s Chief Executive Officer, President, and Treasurer. Mrs. Power will also continue to serve as the Company’s Secretary and Principal Financial Officer, and will be responsible for overseeing the Company’s liquidation and dissolution.

Mrs. Power’s employment with the Company will continue to be governed by the terms of her employment agreement with the Company, dated as of June 13, 2007; provided, that, in light of the (i) the inherently temporary nature of Mrs. Power’s employment following consummation of the Asset Sale and (ii) the fact that the Company will not have any ongoing business operations or income following consummation of the Asset Sale, the Company has made the $48,125 severance payment due to Mrs. Power pursuant to her employment agreement in a single lump-sum upon the consummation of the Asset Sale, rather than upon her termination of employment following the liquidation and dissolution of the Company.

Mrs. Power, age 62, joined the Company in June 2007. Mrs. Power was previously Executive Vice President, Chief Financial Officer and Cashier for Summit Bank from 2001 to 2007, Senior Vice President, Chief Financial Officer and Cashier for Federal BankCentre from 1998-2001, Vice President and Chief Financial Officer for Community Care HMO, Inc. from 1994-1997, and Senior Vice President and Chief Financial Officer for Western National Bank from 1984-1994. Prior to 1984, Mrs. Power served in various tax positions with Arthur Andersen & Co., GRA, Inc. and Commerce Bank. Mrs. Power is a certified public accountant and received her Bachelor of Science in Business Administration from the University of Missouri-Kansas City, Missouri.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 3, 2014, a special meeting of the stockholders of the Company (the “Special Meeting”) was held in order to approve the Asset Sale and certain related matters. At the Special Meeting, there were 6,290,311 shares of the Company’s common stock represented in person or by proxy, constituting 63.11% of the shares of the Company’s common stock issued and outstanding and entitled to vote at the Special Meeting. The voting results with respect to each proposal submitted to the Company’s stockholders at the Special Meeting are as set forth below.

(1) Approval of the Asset Sale pursuant to the terms of the Asset Purchase Agreement:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
5,985,234	147,119	157,958	0

(2) Approval of the plan of dissolution of the Company, including the liquidation and dissolution of the Company contemplated thereby:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
5,951,273	178,434	160,604	0

(3) Approval of an amendment to the Company’s certificate of incorporation to change the Company’s name to Sooner Holdings, Inc.:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
6,012,814	192,400	85,097	0

(4) Granting of discretionary authority to the Company’s board of directors to adjourn or postpone the Special Meeting, even if a quorum is present:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
5,779,347	321,862	189,102	0

(5) Approval, on a non-binding advisory basis, of the compensation that certain executive officers of the Company may receive in connection with the Asset Sale pursuant to existing agreements or arrangements with the Company:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
5,422,197	652,778	215,336	0

(6) Approval of an amendment to the Company’s certificate of incorporation to reduce the number of authorized shares of the Company’s capital stock and common stock:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
5,853,604	222,884	213,823	0

This Current Report on Form 8-K contains forward-looking statements within the meaning of Private Securities Litigation Reform Act of 1995, as amended, that involve risks and uncertainties. These forward-looking statements include any statements regarding the Company’s strategic and operational plans. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. The Company does not intend, and undertakes no duty, to update this information to reflect future events or circumstances.

Item 9.01.	Exhibits.

2.1	Asset Purchase Agreement, dated as of December 17, 2013, by and among the Company, REG Synthetic, and REG (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed on December 27, 2013).

99.1	Press Release of the Company, dated as of June 3, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2014

SYNTROLEUM CORPORATION

By:	/s/ Karen L. Power
Karen L. Power Chief Executive Officer